Cash and cash equivalents	12 Months Ended
Mar. 31, 2019
Cash And Cash Equivalents [Abstract]
Cash and cash equivalents

22. Cash and cash equivalents

Significant accounting policies that apply to cash and cash equivalents

Cash and cash equivalents comprise cash in hand and current balances with banks and similar institutions, which are readily convertible to cash and are subject to insignificant risk of changes in value and have an original maturity of three months or less. All are held at amortised cost on the balance sheet, equating to fair value.

For the purpose of the consolidated cash flow statement, cash and cash equivalents are as defined above net of outstanding bank overdrafts. Bank overdrafts are included within the current element of loans and other borrowings (note 23).

At 31 March	2019 £m	2018 £m	2017 £m

Cash at bank and in hand	493	439	467
Cash equivalents
US deposits	3	26	32
UK deposits	1,132	31	1
Other deposits	36	25	26
Total cash equivalents	1,171	82	59
Total cash and cash equivalents	1,664	521	526
Bank overdrafts (note 23)	(72)	(29)	(17)
Cash and cash equivalents per the cash flow statement	1,592	492	509

Cash and cash equivalents include restricted cash of £44m (2017/18: £32 m, 2016/17: £43 m), of which £40m (2017/18: £29 m, 2016/17: £41m) was held in countries where local capital or exchange controls currently prevent us from accessing cash balances. The remaining balance of £4m (2017/18: £3 m, 2016/17: £2 m) was held in escrow accounts, or in commercial arrangements akin to escrow.